EXHIBIT 99.1

Republic Announces Fourth Quarter 2007 Net Income of $6.4 Million, an 8% Increase Over Fourth Quarter 2006

January 18, 2008

Contact: Kevin Sipes

Executive Vice President & CFO

Louisville, KY — Republic Bancorp, Inc. (Republic or the Company) (NASDAQ: RBCAA), the holding company for Republic Bank & Trust Company and Republic Bank, posted net income of $6.4 million with diluted earnings per Class A Common Stock (“EPS”) of $0.31 for the fourth quarter of 2007. “The fourth quarter represented an 8% increase in net income marked by nice increases in net interest income and non interest income partially offset by an increase in non interest expenses. The fourth quarter included other non recurring items such as finalization of our insurance settlement for damages related to our corporate center fire in late 2006, as well as a reversal of incentive compensation accruals,” commented Steve Trager, President and CEO of Republic.

“Asset quality remained solid and continued to compare favorably to peer. We are proud of our high credit quality standards, which have helped us avoid the hefty sub prime real estate loan problems that other financial institutions have experienced. The Company’s credit quality measurables continued to be favorable with only a moderate increase in non-performing assets and delinquency compared to prior year. Overall, the Company’s level of non-performing loans to total loans was a healthy 0.40% at year end. A softening economy that impacts a borrower’s ability to pay, however, effected all financial institutions as general market conditions continued to decline throughout 2007. As a result, the Company prudently modified several qualitative factors within its allowance for loan loss calculation, which contributed to a $1.5 million increase in the allowance for the year,” Trager further commented.

Year over year growth in loan balances, combined with three separate reductions in the “Federal Funds Target Rate” totaling 100 basis points, provided a positive impact to net interest income during the fourth quarter of 2007. Net interest income was negatively impacted by approximately $170,000 during the fourth quarter due to a negative spread on three month brokered deposit funds, which the Company acquired in November and December in preparation for the first quarter 2008 tax season. “Obviously, 2007 has been a very challenging year for many financial institutions, as we all had to combat margin compression as a result of an inverted yield curve. I am pleased that during the fourth quarter of 2007 the Company increased net interest income within its traditional Banking segment by $2.7 million, or 13%, compared to the fourth quarter of 2006. Additionally, net interest income within the Company’s traditional Banking segment increased $2.1 million over the third quarter of 2007,” noted Trager.

Non interest income increased $2.0 million, or 27%, for the fourth quarter of 2007 compared to the same period in 2006. Non interest income for the fourth quarter of 2007 included a $1.9 million non-recurring gain related to the final settlement of insurance proceeds in connection with the Company’s corporate center fire which occurred in late 2006. The gain represented the difference between the total cash received from the Company’s insurance provider and the net book value of the fixed assets replaced as a result of the fire. The Company also experienced a solid increase of $435,000, or 10%, in service charges on deposits as a result of growth in the Company’s checking accounts from the previous year.

Non interest expenses increased $2.2 million, or 11%, for the fourth quarter of 2007 to $21.5 million. Non interest expenses for both the fourth quarter of 2007 and 2006 benefited from a reversal of incentive compensation accruals, as the Company fell short of its profit goals for the year. For the fourth quarter of 2007, the Company recorded a credit to its incentive compensation accruals of $2.6 million compared to a credit of $1.3 million for the fourth quarter of 2006. As with the previous quarters in 2007, the Company continued to experience increases in non interest expenses resulting from costs related to growth in the Company’s infrastructure and sales staff. In particular, the Company experienced significant increases in its overhead for Tax Refund Solutions (“TRS”), as it prepared for expected product growth in the 2008 tax season. Overall, non interest expenses within TRS increased $1.4 million for the fourth quarter of 2007 compared to the same period in 2006.

“Republic invested heavily in new products and new technologies during 2007. These investments, along with an intensely competitive and challenging banking environment, placed downward pressure on overall earnings during 2007. We believe, however, an improving interest rate environment combined with banking center expansion and new strategic relationships within our tax business built great momentum for a solid year in 2008. With successful implementation of remote deposit capture, a new business online-banking system, and a state-of-the-art telecommunication system during 2007, Republic maintained its commitment to delivering superior, responsive customer service and building long-term shareholder value,” further commented Trager.

“In 2007, we affirmed our status as the largest Kentucky-based financial institution with 40 locations in three states and $3.2 billion in total assets. With three new banking centers opened in Kentucky, Indiana, and Florida during the fourth quarter of 2007, we continued to invest in our long-term future. With several more banking centers planned to open throughout 2008, we will be able to extend our reach to many additional clients in Kentucky and beyond. As a community bank, we continually work with clients during good times and bad so that we are able to build financial relationships that are positive for Republic and its clients. We were here yesterday, are here today, and will continue to serve our clients’ banking needs for years to come. As always, we thank our loyal shareholders for their support in 2007 and remain steadfast in our resolve to deliver sound, profitable growth in 2008,” Steve Trager concluded.

Republic Bancorp, Inc. (Republic) has 40 banking centers and is the parent company of: Republic Bank & Trust Company with 34 banking centers in 11 Kentucky communities — Bowling Green, Covington, Elizabethtown, Fort Wright, Frankfort, Georgetown, Lexington, Louisville, Owensboro, Shelbyville and Shepherdsville and three banking centers in southern Indiana: Floyds Knobs, Jeffersonville and New Albany. Republic Bank has banking centers in Palm Harbor, Port Richey and New Port Richey, Florida. Republic Bank & Trust Company operates Tax Refund Solutions, a nationwide tax refund loan and check provider. Republic offers internet banking at www.republicbank.com. Republic has $3.2 billion in assets and $1 billion in trust assets under custody and management. Republic is headquartered in Louisville, Kentucky, and Republic Class A Common Stock is listed under the symbol ‘RBCAA’ on the NASDAQ Global Select Market.

Statements in this press release relating to Republic’s plans, objectives, or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations. Republic’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties, including those discussed in Republic’s 2006 Form 10-K and subsequent 10-Qs filed with the Securities and Exchange Commission.

Republic Bancorp, Inc. Financial Information

Fourth Quarter 2007 Earnings Release

(all amounts other than per share amounts and number of employees are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Dec. 31, 2007	Dec. 31, 2006
Assets:
Cash and cash equivalents	$86,177	$81,613
Investment securities	580,636	561,772
Mortgage loans held for sale	4,278	5,724
Loans	2,397,073	2,298,888
Allowance for loan losses	(12,735)	(11,218)
Federal Home Loan Bank stock, at cost	23,955	23,111
Premises and equipment, net	39,706	36,560
Goodwill	10,168	10,016
Other assets and accrued interest receivable	36,101	40,321
Total assets	$3,165,359	$3,046,787

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$279,457	$279,026
Interest-bearing deposits	1,689,355	1,413,696
Total deposits	1,968,812	1,692,722

Securities sold under agreements to repurchase and other short-term borrowings	398,296	401,886
Federal Home Loan Bank advances	478,550	646,572
Subordinated note	41,240	41,240
Other liabilities and accrued interest payable	29,601	27,019
Total liabilities	2,916,499	2,809,439

Stockholders’ equity	248,860	237,348
Total liabilities and Stockholders’ equity	$3,165,359	$3,046,787

Average Balance Sheet Data from Continuing Operations
	Fourth Quarter Ended Dec. 31,		Year Ended Dec. 31,
	2007	2006	2007	2006
Assets:
Federal funds sold and other	$6,073	$21,076	$7,437	$29,234
Investment securities	637,760	594,836	609,189	524,163
Loans and fees	2,405,011	2,275,539	2,359,617	2,192,395
Total earning assets	3,048,844	2,891,451	2,976,243	2,745,792
Total assets	3,172,261	3,019,196	3,091,933	2,854,897

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$272,872	$279,144	$281,926	$285,877
Interest-bearing deposits	1,536,054	1,372,028	1,441,383	1,323,996
Securities sold under agreements to repurchase and other short-term borrowings	430,248	427,736	433,809	374,937
Federal Home Loan Bank advances	616,134	638,459	623,050	575,523
Subordinated note	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	2,623,676	2,479,463	2,539,482	2,315,696
Stockholders’ equity	246,084	234,613	242,967	225,699

	Fourth Quarter Ended Dec. 31,		Year Ended Dec. 31,
	2007	2006	2007	2006

Total interest income (1)	$49,705	$46,614	$199,097	$176,540
Total interest expense	26,150	25,590	104,619	88,242
Net interest income	23,555	21,024	94,478	88,298

Provision for loan losses	1,617	289	6,820	2,302

Service charges on deposit accounts	4,897	4,462	18,577	16,505
Electronic refund check fees	—	148	4,189	4,102
Net RAL securitization income	59	240	3,772	2,771
Mortgage banking income	922	717	2,973	2,316
Debit card interchange fee income	1,171	970	4,387	3,644
Gain on sale of securities	8	300	8	300
Insurance settlement gain	1,877	—	1,877	—
Other	410	526	2,009	2,062
Total non interest income	9,344	7,363	37,792	31,700

Salaries and employee benefits	9,459	9,447	44,162	40,412
Occupancy and equipment, net	5,109	4,608	17,904	15,541
Communication and transportation	1,224	855	3,785	2,750
Marketing and development	805	731	3,287	2,459
Bankshares tax	630	254	2,552	1,902
Data processing	768	541	2,675	2,171
Debit card interchange/processing expense	582	465	2,263	1,663
Supplies	450	324	1,749	1,271
Other	2,451	2,041	8,879	6,693
Total non interest expenses	21,478	19,266	87,256	74,862

Income from continuing operations before income tax expense	9,804	8,832	38,194	42,834
Income tax expense from continuing operations	3,398	2,896	13,281	14,718

Income from continuing operations before discontinued operations, net of income tax expense	6,406	5,936	24,913	28,116

Income from discontinued operations before income tax expense	—	14	—	359
Income tax expense from discontinued operations	—	4	—	124

Income from discontinued operations, net of income tax expense (2)	—	10	—	235

Net income	$6,406	$5,946	$24,913	$28,351

	Fourth Quarter Ended Dec. 31		Year Ended Dec. 31,
	2007	2006	2007	2006
Per Share Data (3):
Basic average shares outstanding	20,284	20,537	20,458	20,500
Diluted average shares outstanding	20,573	21,161	20,840	21,078

End of period shares outstanding:
Class A Common Stock	17,952	18,242	17,952	18,242
Class B Common Stock	2,344	2,350	2,344	2,350

Book value per share	$12.26	$11.53	$12.26	$11.53

Earnings per share from continuing operations:
Basic earnings per Class A Common Stock	0.32	0.29	1.22	1.38
Basic earnings per Class B Common Stock	0.31	0.28	1.18	1.35
Diluted earnings per Class A Common Stock	0.31	0.28	1.20	1.35
Diluted earnings per Class B Common Stock	0.30	0.27	1.16	1.32

Earnings per share from discontinued operations (2):
Basic earnings per Class A Common Stock	0.00	0.00	0.00	0.01
Basic earnings per Class B Common Stock	0.00	0.00	0.00	0.00
Diluted earnings per Class A Common Stock	0.00	0.00	0.00	0.00
Diluted earnings per Class B Common Stock	0.00	0.00	0.00	0.00

Earnings per share:
Basic earnings per Class A Common Stock	0.32	0.29	1.22	1.39
Basic earnings per Class B Common Stock	0.31	0.28	1.18	1.35
Diluted earnings per Class A Common Stock	0.31	0.28	1.20	1.35
Diluted earnings per Class B Common Stock	0.30	0.27	1.16	1.32

Cash dividends declared per share:
Class A Common Stock	0.110	0.094	0.424	0.363
Class B Common Stock	0.100	0.086	0.386	0.330

Performance Ratios:
Return on average assets (ROA) from continuing operations	0.81%	0.79%	0.81%	0.98%
Return on average assets	0.81	0.79	0.81	0.99
Return on average equity (ROE) from continuing operations	10.41	10.12	10.25	12.46
Return on average equity	10.41	10.14	10.25	12.56
Efficiency ratio from continuing operations (4)	65	68	66	62

Yield on average earning assets	6.52	6.45	6.69	6.43
Cost of interest-bearing liabilities	3.99	4.13	4.12	3.81
Net interest spread	2.53	2.32	2.57	2.62
Net interest margin	3.09	2.91	3.17	3.22

Asset Quality Ratios:
Loans on non-accrual status	8,303	5,980	8,303	5,980
Loans past due 90 days or more and still on accrual	1,318	413	1,318	413
Total non-performing loans	9,621	6,393	9,621	6,393
Other real estate owned	795	547	795	547
Total non-performing assets	10,416	6,940	10,416	6,940
Non-performing loans to total loans	0.40%	0.28%	0.40%	0.28%
Allowance for loan losses to total loans	0.53	0.49	0.53	0.49
Allowance for loan losses to non-performing loans	132	175	132	175
Net loan charge-offs to average loans (from continuing operations)	0.16	(0.01)	0.22	0.06
Delinquent loans to total loans (5)	0.69	0.49	0.69	0.49

Other Information:
End of period full-time equivalent employees	727	698	727	698
Number of banking centers at period end	40	38	40	38

Balance Sheet Data

	Quarterly Comparison
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006
Assets:
Cash and cash equivalents	$86,177	$73,674	$72,585	$78,447	$81,613
Investment securities	580,636	600,263	584,347	525,077	561,772
Mortgage loans held for sale	4,278	4,430	16,430	12,914	5,724
Loans	2,397,073	2,394,584	2,333,844	2,307,121	2,298,888
Allowance for loan losses	(12,735)	(12,102)	(11,157)	(11,487)	(11,218)
Federal Home Loan Bank stock, at cost	23,955	23,955	23,955	23,453	23,111
Premises and Equipment, net	39,706	38,587	36,833	36,019	36,560
Goodwill	10,168	10,025	10,025	10,025	10,016
Other assets and interest receivable	36,101	37,501	39,385	40,268	40,321
Total assets	$3,165,359	$3,170,917	$3,106,247	$3,021,837	$3,046,787

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$279,457	$289,699	$293,383	$306,923	$279,026
Interest-bearing deposits	1,689,355	1,444,610	1,381,938	1,398,240	1,413,696
Total deposits	1,968,812	1,734,309	1,675,321	1,705,163	1,692,722

Securities sold under agreements to repurchase and other short-term borrowings	398,296	353,283	434,276	445,055	401,886
Federal Home Loan Bank advances	478,550	769,637	684,683	548,528	646,572
Subordinated note	41,240	41,240	41,240	41,240	41,240
Other liabilities and accrued interest payable	29,601	28,478	28,295	37,418	27,019
Total liabilities	2,916,499	2,926,947	2,863,815	2,777,404	2,809,439

Stockholders’ equity	248,860	243,970	242,432	244,433	237,348
Total liabilities and Stockholders’ equity	$3,165,359	$3,170,917	$3,106,247	$3,021,837	$3,046,787

Average Balance Sheet Data from Continuing Operations

	Quarterly Comparison
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006
Assets:
Federal funds sold and other	$6,073	$8,247	$4,378	$10,266	$21,076
Investment securities	637,760	628,712	583,385	579,516	594,836
Loans and fees	2,405,011	2,372,182	2,326,645	2,333,647	2,275,539
Total earning assets	3,048,844	3,009,141	2,914,408	2,923,429	2,891,451
Total assets	3,172,261	3,135,008	3,040,452	3,050,905	3,019,196

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$272,872	$278,836	$286,827	$307,179	$279,144
Interest-bearing deposits	1,536,054	1,456,983	1,383,872	1,387,040	1,372,028
Securities sold under agreements to repurchase and other short-term borrowings	430,248	423,694	448,865	432,698	427,736
Federal Home Loan Bank advances	616,134	664,279	603,860	607,375	638,459
Subordinated note	41,240	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	2,623,676	2,586,196	2,477,837	2,468,353	2,479,463
Stockholders’ equity	246,084	241,720	244,781	239,182	234,613

Income Statement Data

	Quarterly Comparison
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006

Total interest income (6)	$49,705	$49,033	$47,933	$52,426	$46,614
Total interest expense	26,150	27,368	25,924	25,177	25,590
Net interest income	23,555	21,665	22,009	27,249	21,024

Provision for loan losses	1,617	1,376	147	3,680	289

Service charges on deposit accounts	4,897	4,870	4,658	4,152	4,462
Electronic refund check fees	—	77	683	3,429	148
Net RAL securitization income	59	11	1,095	2,607	240
Mortgage banking income	922	905	604	542	717
Debit card interchange fee income	1,171	1,105	1,107	1,004	970
Insurance settlement gain	1,877	—	—	—	—
Gain on sale of securities	8	—	—	—	300
Other	410	538	661	400	526
Total non interest income	9,344	7,506	8,808	12,134	7,363

Salaries and employee benefits	9,459	11,051	11,309	12,343	9,447
Occupancy and equipment, net	5,109	4,461	4,287	4,047	4,608
Communication and transportation	1,224	859	754	948	855
Marketing and development	805	815	846	821	731
Bankshares tax	630	629	630	663	254
Data processing	768	679	642	586	541
Debit card interchange/processing expense	582	591	573	517	465
Supplies	450	391	450	458	324
Other	2,451	1,802	2,039	2,587	2,041
Total non interest expenses	21,478	21,278	21,530	22,970	19,266

Income from continuing operations before income tax expense	9,804	6,517	9,140	12,733	8,832
Income tax expense from continuing operations	3,398	2,285	3,171	4,427	2,896

Income from continuing operations before discontinued operations, net of income tax expense	6,406	4,232	5,969	8,306	5,936

Income from discontinued operations before income tax expense	—	—	—	—	14

Income tax expense from discontinued operations	—	—	—	—	4

Income from discontinued operations, net of income tax expense (2)	—	—	—	—	10

Net income	$6,406	$4,232	$5,969	$8,306	$5,946

	Four Quarter Comparison
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006
Per Share Data (3):
Basic average shares outstanding	20,284	20,336	20,617	20,602	20,537
Diluted average shares outstanding	20,573	20,617	21,013	21,196	21,161

End of period shares outstanding:
Class A Common Stock	17,952	17,930	18,099	18,266	18,242
Class B Common Stock	2,344	2,347	2,349	2,350	2,350

Book value per share	$12.26	$12.03	$11.86	$11.86	$11.53

Earnings per share from continuing operations:
Basic earnings per Class A Common Stock	0.32	0.21	0.29	0.40	0.29
Basic earnings per Class B Common Stock	0.31	0.20	0.28	0.40	0.28
Diluted earnings per Class A Common Stock	0.31	0.21	0.28	0.39	0.28
Diluted earnings per Class B Common Stock	0.30	0.20	0.28	0.38	0.27

Earnings per share from discontinued operations (2):
Basic earnings per Class A Common Stock	0.00	0.00	0.00	0.00	0.00
Basic earnings per Class B Common Stock	0.00	0.00	0.00	0.00	0.00
Diluted earnings per Class A Common Stock	0.00	0.00	0.00	0.00	0.00
Diluted earnings per Class B Common Stock	0.00	0.00	0.00	0.00	0.00

Earnings per share:
Basic earnings per Class A Common Stock	0.32	0.21	0.29	0.40	0.29
Basic earnings per Class B Common Stock	0.31	0.20	0.28	0.40	0.28
Diluted earnings per Class A Common Stock	0.31	0.21	0.28	0.39	0.28
Diluted earnings per Class B Common Stock	0.30	0.20	0.28	0.38	0.27

Cash dividends declared per share:
Class A Common Stock	0.110	0.110	0.110	0.094	0.094
Class B Common Stock	0.100	0.100	0.100	0.086	0.086

Performance Ratios:
Return on average assets (ROA) from continuing operations	0.81%	0.54%	0.79%	1.09%	0.79%
Return on average assets	0.81	0.54	0.79	1.09	0.79
Return on average equity (ROE) from continuing operations	10.41	7.00	9.75	13.89	10.12
Return on average equity	10.41	7.00	9.75	13.89	10.14
Efficiency ratio from continuing operations (4)	65	73	70	58	68

Yield on average earning assets	6.52	6.52	6.58	7.17	6.45
Cost of interest-bearing liabilities	3.99	4.23	4.18	4.08	4.13
Net interest spread	2.53	2.29	2.40	3.09	2.32
Net interest margin	3.09	2.88	3.02	3.73	2.91

Asset Quality Data:
Loans on non-accrual status	8,303	9,156	6,834	6,039	5,980
Loans past due 90 days or more and still on accrual	1,318	2,948	2,483	815	413
Total non-performing loans	9,621	12,104	9,317	6,854	6,393
Other real estate owned	795	102	406	213	547
Total non-performing assets	10,416	12,206	9,723	7,067	6,940
Non-performing loans to total loans	0.40%	0.51%	0.40%	0.30%	0.28%
Allowance for loan losses to total loans	0.53	0.51	0.48	0.50	0.49
Allowance for loan losses to non-performing loans	132	100	120	168	175
Net loan charge-offs to average loans (from continuing operations)	0.16	0.07	0.08	0.58	(0.01)
Delinquent loans to total loans (5)	0.69	0.76	0.70	0.50	0.49

Other Information:
End of period full-time equivalent employees	727	719	718	729	698
Number of banking centers at period end	40	38	38	38	38

Segment Data:

The reportable segments are determined by the type of products and services offered, distinguished between banking operations, mortgage banking operations and Tax Refund Solutions (“TRS”). The Company substantially exited the deferred deposit business during the first quarter of 2006; therefore, its segment operations are presented as discontinued operations. Loans, investments and deposits provide the majority of revenue from banking operations; servicing fees and loan sales provide the majority of revenue from mortgage banking operations; Refund Anticipation Loan (“RAL”) fees, Electronic Refund Check (“ERC”)/ Electronic Refund Deposit (“ERD”) fees and Net RAL securitization income provide the majority of the revenue from TRS; and fees for providing deferred deposits or payday loans have historically represented the primary revenue source for the deferred deposit segment. All Company segments are domestic. Segment information for the quarter and year ended December 31, 2007 and 2006 follows:

	Three Months Ended December 31, 2007
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$23,645	$(170)	$80	$23,555	$—
Provision for loan losses	2,013	(396)	—	1,617	—

Electronic Refund Check fees	—	—	—	—	—
Net RAL securitization income	—	59	—	59	—
Mortgage banking income	—	—	922	922	—
Other revenue	8,642	1	(280)	8,363	—
Total non interest income	8,642	60	642	9,344

Total non interest expenses	18,608	2,723	147	21,478	—

Gross operating profit (loss)	11,666	(2,437)	575	9,804	—
Income tax expense (benefit)	4,048	(850)	200	3,398	—
Net income (loss)	$7,618	$(1,587)	$375	$6,406	$—

Segment assets	2,886,104	274,889	4,366	3,165,359	—

Net interest margin	3.22%	-0.65%	3.59%	3.09%	—

	Three Months Ended December 31, 2006
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$20,995	$(69)	$98	$21,024	$—
Provision for loan losses	634	(345)	—	289	(2)

Electronic Refund Check fees	—	148	—	148	—
Net RAL securitization income	—	240	—	240	—
Mortgage banking income	—	—	717	717	—
Other revenue	6,367	145	(254)	6,258	—
Total non interest income	6,367	533	463	7,363	—

Total non interest expenses	17,693	1,355	218	19,266	(12)

Gross operating profit (loss)	9,035	(546)	343	8,832	14
Income tax expense (benefit)	2,985	(206)	117	2,896	4
Net income (loss)	$6,050	$(340)	$226	$5,936	$10

Segment assets	3,044,983	205	1,599	3,046,787	—

Net interest margin	2.92%	0.00%	3.24%	2.91%	—

	Year Ended December 31, 2007
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$87,433	$6,659	$386	$94,478	$—
Provision for loan losses	3,923	2,897	—	6,820	—

Electronic Refund Check fees	—	4,189	—	4,189	—
Net RAL securitization income	—	3,772	—	3,772	—
Mortgage banking income	—	—	2,973	2,973	—
Other revenue	27,914	(64)	(992)	26,858	—
Total non interest income	27,914	7,897	1,981	37,792	—

Total non interest expenses	79,091	7,359	806	87,256	—

Gross operating profit	32,333	4,300	1,561	38,194	—
Income tax expense	11,243	1,495	543	13,281	—
Net income	$21,090	$2,805	$1,018	$24,913	$—

Segment assets	2,886,104	274,889	4,366	3,165,359	—

Net interest margin	2.99%	17.23%	2.94%	3.17%	—

	Year Ended December 31, 2006
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$82,314	$5,665	$319	$88,298	$498
Provision for loan losses	2,268	34	—	2,302	(355)

Electronic Refund Check fees	—	4,102	—	4,102	—
Net RAL securitization income	—	2,771	—	2,771	—
Mortgage banking income	—	—	2,316	2,316	—
Other revenue	23,188	158	(835)	22,511	500
Total non interest income	23,188	7,031	1,481	31,700	500

Total non interest expenses	68,533	5,530	799	74,862	994

Gross operating profit	34,701	7,132	1,001	42,834	359
Income tax expense	11,908	2,464	346	14,718	124
Net income	$22,793	$4,668	$655	$28,116	$235

Segment assets	3,044,983	205	1,599	3,046,787	—

Net interest margin	3.02%	60.50%	3.46%	3.22%	—

(1) — The amount of loan fee income included in total interest income was $1.3 million and $888,000 for the quarters ended December 31, 2007 and 2006. The amount of loan fee income included in total interest income was $10.3 million and $8.8 million for the years ended December 31, 2007 and 2006.

(2) — Represents the Company substantially exiting the payday loan segment of business during the first quarter of 2006.

(3) — Prior period amounts have been restated to reflect the 5% stock dividend declared in the first quarter of 2007.

(4) — Equals total non-interest expense divided by the sum of net interest income and non interest income.

(5) — Equals total loans over 30 days past due divided by total loans.

(6) — The amount of loan fee income included in total interest income per quarter was as follows: $1.3 million (quarter ended December 31, 2007), $980,000 (quarter ended September 30, 2007), $1.7 million (quarter ended June 30, 2007), $6.3 million (quarter ended March 31, 2007) and $888,000 (quarter ended December 31, 2006).